NUVEEN WINSLOW LARGE-CAP GROWTH ESG FUND

SUPPLEMENT DATED OCTOBER 9, 2026

TO THE PROSPECTUS AND SUMMARY PROSPECTUS DATED NOVEMBER 28, 2025

The Board of Trustees of Nuveen Winslow Large-Cap Growth ESG Fund (the “Fund”) has approved the following change to the Fund’s non-fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940 (“Name Policy”), which is expected to go into effect on November 30, 2026:

•

The Fund’s Name Policy to invest, under normal market conditions, at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies will change to the following:

Under normal circumstances, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization growth companies that meet the Fund’s environmental, social and governance (ESG) criteria.

PLEASE KEEP THIS WITH YOUR

PROSPECTUS AND/OR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-WINSLPRO-1026P